UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814

(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders.

Table of Contents

i	Message from the Chairman

ii	Management Discussion of Fund Performance

iv	Allocation of Portfolio Holdings & Composition

v	Expense Examples

Schedule of Portfolio Investments

1 Access Flex High Yield Fund

3 Access Flex Bear High Yield Fund

5	Statements of Assets and Liabilities

6	Statements of Operations

7	Statements of Changes in Net Assets

8	Financial Highlights

9	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Board Approval of Investment Advisory Agreements

20	Other Information

21	Trustees and Officers

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Access One Trust :: i

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access Funds Annual Report to shareholders for the 12 months ended October 31, 2009.

For the 12-month period, the JPMorgan Domestic High Yield Index (High Yield Index), a measure of the performance of the high yield market, gained 45.62%. By comparison, the Barclays Capital U.S. Aggregate Bond Index®, a measure of the overall U.S. bond market, gained 13.79%, and the S&P 500®, a measure of large-cap U.S. stock performance, rose 9.80%.1

Slow Start, Strong Finish

After a brief move downward during the early part of the reporting period, the high yield market gradually recovered and finished strong.

The High Yield Index declined more than 11% by mid-December 2008 as the economy continued to slow and investors fled high-yield bonds in favor of higher-rated securities. It then stabilized, gradually gaining nearly 9% between mid-December 2008 and early March 2009 as the credit markets assessed the new federal financial rescue programs. Then, between early March and the end of October, the high-yield market advanced steadily every month, for a total gain of 52% as the details and magnitude of the rescue plans became clearer and were further supported by positive corporate earnings reports during the second half of the year.

High Yield Outlook

Prospects for the high yield markets remain unclear. Historically wide spreads between high yield bonds and five-year U.S. Treasury Notes have narrowed dramatically this year, suggesting that high yield bond yields have dropped to pre-crisis levels. However, sustained U.S. economic weakness and the possibility of continuing recessionary pressures could portend further sluggish growth and potentially higher yields on these securities.

Whether you believe the high yield market will continue to retreat or rise, Access Funds can help you take advantage of your market view. Access Flex High Yield Fund seeks to provide exposure to the high yield market, while the Access Flex Bear High Yield Fund seeks to provide inverse exposure to the high yield market. Moreover, both Access Funds permit you to make exchanges when your outlook changes, without exchange restrictions or redemption fees.

If you have an opinion – either positive or negative – regarding other market segments or sectors, visit our website at www.profunds.com for more information.

As always, we deeply appreciate your trust and confidence in the Access Funds.

Sincerely,

Michael L. Sapir
Chairman

1 All investment performance index figures above reflect total return performance.

Management Discussion of Fund Performance
Access Flex High Yield Fund

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was generally strong, rebounding from a very poor performance from the previous year. During the beginning of this period, rising unemployment, falling housing prices, and lower consumer confidence continued to hamper the high yield market. Around the end of 2008, the High Yield market rebounded sharply as various governmental programs began to help the overall economy. Also, the Federal Reserve continued to keep interest rates low, with the Fed Funds rate at a target range of 0.0% - 0.25%. In their last Open market Committee meeting of the last 12 months, the committee commented that economic activity has begun to pick up. For the fiscal year ended October 31, 2009, the total return of the Fund’s Investor Class shares was 12.13%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 45.62%1 during the same time period.

High Yield returns outperformed returns for U.S. Treasury Debt. From October 31, 2008 through October 31, 2009, the total return for the 5-year U.S. Treasury Note was 6.18%,2 while the 10-year U.S. Treasury Note returned 7.67%.2

Also, high yield markets generally outperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index1, for example, returned 9.80% from October 31, 2008 through October 31, 2009.

Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and bond swap agreements and futures contracts.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 (inception date) to October 31, 2009, assuming the reinvestment of distributions.

Performance Data

			Average Annual Total Return as of October 31, 2009		Expense Ratios***

	Inception Date		1 Year	Since Inception	Gross	Net
Investor Class	12/17/04		12.13%	4.12%	1.59%	1.59%
Service Class	12/17/04		11.04%	3.18%	2.59%	2.59%
Class A (excludes sales charge)	7/3/06	*	11.89%	3.96%	1.84%	1.84%
Class A (with maximum sales charge)**	7/3/06	*	6.59%	2.92%	1.84%	1.84%
JPMorgan Domestic High Yield Index	12/17/04		45.62%	5.65%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.

*
Class A Shares were not in existence prior to July 3, 2006. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

**	Reflects 4.75% maximum sales charge.
***	Reflects the expense ratio as reported in the Prospectus dated February 28, 2009. Contractual fee waivers are in effect through February 28, 2010.
[1]
The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]
The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.
Access Flex High Yield Fund is subject to the following risks: high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, valuation risk, and active investor risk. In addition, this Fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

Management Discussion of Fund Performance (continued)
Access Flex Bear High Yield Fund

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was generally strong, rebounding from a very poor performance from the previous year. During the beginning of this period, rising unemployment, falling housing prices, and lower consumer confidence continued to hamper the high yield market. Around the end of 2008, the High Yield market rebounded sharply as various governmental programs began to help the overall economy. Also, the Federal Reserve continued to keep interest rates low, with the Fed Funds rate at a target range of 0.0% - 0.25%. In their last Open market Committee meeting of the last 12 months, the committee commented that economic activity has begun to pick up. For the fiscal year ended October 31, 2009, the total return of the Fund’s Investor Class shares was down 19.50%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 45.62%1 during the same time period.

High Yield returns outperformed returns for U.S. Treasury Debt. From October 31, 2008 through October 31, 2009, the total return for the 5-year U.S. Treasury Note was 6.18%,2 while the 10-year U.S. Treasury Note returned 7.67%.2

Also, high yield markets generally outperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index,1 for example, returned 9.80% from October 31, 2008 through October 31, 2009.

Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and bond swap agreements and futures contracts.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 (inception date) to October 31, 2009, assuming the reinvestment of distributions.

Performance Data
			Average Annual Total Return as of October 31, 2009		Expense Ratios***

	Inception Date		1 Year	Since Inception	Gross	Net
Investor Class	4/27/05		–19.50%	–4.92%	1.54%	1.54%
Service Class	4/27/05		–20.30%	–5.88%	2.54%	2.54%
Class A (excludes sales charge)	9/8/05	*	–19.65%	–5.19%	1.79%	1.79%
Class A (with maximum sales charge)**	9/8/05	*	–23.48%	–6.21%	1.79%	1.79%
JPMorgan Domestic High Yield Index	4/27/05		45.62%	6.46%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.

*
Class A Shares were not in existence prior to September 8, 2005. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

**	Reflects 4.75% maximum sales charge.
***	Reflects the expense ratio as reported in the Prospectus dated February 28, 2009. Contractual fee waivers are in effect through February 28, 2010.
[1]
The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]
The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions. Access Flex Bear High Yield Fund is subject to the following risks: inverse correlation risk, high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, short sale risk, valuation risk, and active investor risk. In addition, this Fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings & Composition (unaudited)
October 31, 2009

Access Flex High Yield Fund

Investment Objective: The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

High Yield Market Exposure
% of
Investment Type	Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of
Market Exposure

Consumer Cyclical	28%
Communications	14%
Consumer Non-Cyclical	14%
Industrial	12%
Financial	8%
Utilities	7%
Energy	6%
Technology	6%
Basic Materials	5%

Access Flex Bear High Yield Fund

Investment Objective: The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity.

High Yield Market Exposure
% of
Investment Type	Net Assets

Swap Agreements	(100)%

Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of
Market Exposure

Consumer Cyclical	(28)%
Communications	(14)%
Consumer Non-Cyclical	(14)%
Industrial	(12)%
Financial	(8)%
Utilities	(7)%
Energy	(6)%
Technology	(6)%
Basic Materials	(5)%

ACCESS ONE TRUST

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at May 1, 2009 and held for the entire period from May 1, 2009 through October 31, 2009.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09

Actual Expense
Access Flex High Yield Fund - Investor Class	$1,000.00	$1,161.90	$8.45	1.55%
Access Flex High Yield Fund - Service Class	1,000.00	1,155.30	13.85	2.55%
Access Flex High Yield Fund - Class A	1,000.00	1,160.20	9.75	1.79%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	843.10	8.41	1.81%
Access Flex Bear High Yield Fund - Service Class	1,000.00	838.60	13.02	2.81%
Access Flex Bear High Yield Fund - Class A	1,000.00	842.10	9.15	1.97%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09

Hypothetical Expense
Access Flex High Yield Fund - Investor Class	$1,000.00	$1,017.39	$7.88	1.55%
Access Flex High Yield Fund - Service Class	1,000.00	1,012.35	12.93	2.55%
Access Flex High Yield Fund - Class A	1,000.00	1,016.18	9.10	1.79%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	1,016.08	9.20	1.81%
Access Flex Bear High Yield Fund - Service Class	1,000.00	1,011.04	14.24	2.81%
Access Flex Bear High Yield Fund - Class A	1,000.00	1,015.27	10.01	1.97%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

v

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ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	October 31, 2009

U.S. Treasury Obligations (48.6%)

	Principal
	Amount	Value

U.S. Treasury Notes, 2.375%, 10/31/14	$21,300,000	$21,348,258

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,237,598)		21,348,258

Repurchase Agreements (160.3%)
Bank of America, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $21,512,036 (Collateralized by $20,813,700 U.S. Treasury Notes, 3.75%, 11/15/18, market value $21,943,815)	21,512,000	21,512,000
Deutsche Bank, 0.01%, 11/2/09+, dated 10/30/09, with a repurchase price of $14,063,012 (Collateralized by $14,355,000 Federal National Mortgage Association, 0.14%‡, 4/1/10, market value $14,346,724)	14,063,000	14,063,000
HSBC, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $26,478,044 (Collateralized by $26,456,000 of various U.S. Government Agency Obligations, 1.25%-6.00%, 6/21/10-5/15/11, market value $27,012,436)	26,478,000	26,478,000
UMB, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $8,294,014 (Collateralized by $8,369,000 of various U.S. Treasury Securities, 0.88%-4.00%, 5/31/11-3/6/13, market value $8,469,916)	8,294,000	8,294,000

TOTAL REPURCHASE AGREEMENTS
(Cost $70,347,000)		$70,347,000

TOTAL INVESTMENT SECURITIES
(Cost $91,584,598)—208.9%		91,695,258
Net other assets (liabilities)—(108.9)%		(47,814,688)

NET ASSETS—100.0%		$43,880,570

+
All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of October 31, 2009, the aggregate amount held in a segregated account was $13,090,000.

‡	Represents the effective yield or interest rate in effect at October 31, 2009.

Futures Contracts Purchased

		Unrealized
		Appreciation
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 12/31/09 (Underlying notional amount at value $13,040,125)	112	$139,199

Credit Default Swap Agreements

					Notional
	Notional	Buy/Sell	Receive	Expiration	Amount at	Unrealized
Underlying Instrument	Amount(a)	Protection(b)	Fixed Rate	Date	Value(c)	Gain (Loss)(d)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 13	$12,600,000	Sell	5.00%	12/20/14	$(1,005,379)	$(83,129)
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 13	11,800,000	Sell	5.00%	12/20/14	(941,546)	(33,601)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 13	12,500,000	Sell	5.00%	12/20/14	(997,400)	(196,220)
CDX North America High Yield Index Swap Agreement with UBS AG; Series 13	10,700,000	Sell	5.00%	12/20/14	(853,774)	(77,281)

						$(390,231)

(a)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.
(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(c)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(d)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected loss (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the financial statements.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	October 31, 2009

Valuation Information

The following is a summary of the valuation inputs used to value the Fund’s investments at October 31, 2009. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Note 2 to the Financial Statements.

	LEVEL 1	LEVEL 2	Total
Description

Investment Securities:
U.S. Treasury Obligations	$21,348,258	$–	$21,348,258
Repurchase Agreements	–	70,347,000	70,347,000

Total Investment Securities	21,348,258	70,347,000	91,695,258

Other Financial Instruments^	139,199	(390,231)	(251,032)

Total Investments	$21,487,457	$69,956,769	$91,444,226

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss in the investment.

See accompanying notes to the financial statements.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	October 31, 2009

Repurchase Agreements (94.8%)

	Principal
	Amount	Value

Bank of America, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $40,788,068 (Collateralized by $39,464,100 U.S. Treasury Notes, 3.75%, 11/15/18, market value $41,606,869)	$40,788,000	$40,788,000
Deutsche Bank, 0.01%, 11/2/09+, dated 10/30/09, with a repurchase price of $26,667,022 (Collateralized by $27,219,000 Federal National Mortgage Association, 0.14%‡, 4/1/10, market value $27,203,307)	26,667,000	26,667,000
HSBC, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $50,201,084 (Collateralized by $50,786,000 of various U.S. Government Agency Obligations, 0.11%‡-6.00%, 1/4/10-3/5/12, market value $51,211,819)	50,201,000	50,201,000
UMB, 0.02%, 11/2/09+, dated 10/30/09, with a repurchase price of $15,718,026 (Collateralized by $15,700,000 of various U.S. Treasury Securities, 0.88%-6.00%, 5/15/11-5/6/13, market value $16,054,125)	15,718,000	15,718,000

TOTAL REPURCHASE AGREEMENTS
(Cost $133,374,000)		$133,374,000

TOTAL INVESTMENT SECURITIES
(Cost $133,374,000)—94.8%		133,374,000
Net other assets (liabilities)—5.2%		7,350,368

NET ASSETS—100.0%		$140,724,368

+
All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of October 31, 2009, the aggregate amount held in a segregated account was $12,560,000.

‡	Represents the effective yield or interest rate in effect at October 31, 2009.

Futures Contracts Sold

		Unrealized
		Appreciation
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 12/31/09 (Underlying notional amount at value $119,689,719)	1,028	$(510,121)

Credit Default Swap Agreements

					Notional
	Notional	Buy/Sell	Pay	Expiration	Amount at	Unrealized
Underlying Instrument	Amount(a)	Protection(b)	Fixed Rate	Date	Value(c)	Gain (Loss)(d)

CDX North America High Yield Index Swap Agreement
with Credit Suisse International; Series 13	$45,300,000	Buy	5.00%	12/20/14	$3,614,578	$348,870
CDX North America High Yield Index Swap Agreement
with Deutsche Bank AG; Series 13	38,000,000	Buy	5.00%	12/20/14	3,032,096	145,707
CDX North America High Yield Index Swap Agreement
with Goldman Sachs International; Series 13	31,800,000	Buy	5.00%	12/20/14	2,537,386	271,677
CDX North America High Yield Index Swap Agreement
with UBS AG; Series 13	38,500,000	Buy	5.00%	12/20/14	3,071,992	298,381

						$1,064,635

(a)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.
(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(c)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(d)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected loss (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized gains as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the financial statements.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	October 31, 2009

Valuation Information

The following is a summary of the valuation inputs used to value the Fund’s investments at October 31, 2009. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Note 2 to the Financial Statements.

	LEVEL 1	LEVEL 2	Total
Description

Investment Securities:
Repurchase Agreements	$–	$133,374,000	$133,374,000

Total Investment Securities	–	133,374,000	133,374,000

Other Financial Instruments^	(510,121)	1,064,635	554,514

Total Investments	$(510,121)	$134,438,635	$133,928,514

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss in the investment.

See accompanying notes to the financial statements.

ACCESS ONE TRUST
October 31, 2009

Statements of Assets and Liabilities

	Access Flex	Access Flex
	High Yield	Bear High Yield
	Fund	Fund

Assets:
Total Investment Securities, at cost	$91,584,598	$133,374,000

Securities, at value	21,348,258	—
Repurchase agreements, at value	70,347,000	133,374,000

Total Investment Securities, at value	91,695,258	133,374,000
Cash	220	774
Segregated cash balances with brokers for futures contracts	227,560	1,268,160
Interest receivable	70	133
Receivable from closed swap positions, including Receivables Agreement with Advisor (see Note 7)	10,108	925,069
Receivable for capital shares issued	14,060	3,488,381
Receivable for investments sold	7,617,219	—
Unrealized gain on credit default swap agreements	—	1,064,635
Premiums paid on credit default swap agreements	—	10,316,750
Variation margin on futures contracts	85,984	—
Prepaid expenses	38,223	28,123

Total Assets	99,688,702	150,466,025

Liabilities:
Payable for capital shares redeemed	16,042,116	635,596
Payable for credit default swap agreements purchased	2,789,583	8,530,972
Payable for closed swap positions	4,431,548	—
Payable for investments purchased	28,815,332	—
Unrealized loss on credit default swap agreements	390,231	—
Premiums received on credit default swap agreements	3,136,813	—
Variation margin on futures contracts	—	520,991
Advisory fees payable	60,242	14,488
Management services fees payable	12,049	2,898
Administration fees payable	3,684	887
Distribution and services fees payable—Service Class	8,403	2,934
Distribution and services fees payable—Class A	204	—	(a)
Trustee fees payable	3	2
Transfer agency fees payable	20,692	7,237
Fund accounting fees payable	6,506	1,566
Compliance services fees payable	2,505	639
Service fees payable	2,073	499
Other accrued expenses	86,148	22,948

Total Liabilities	55,808,132	9,741,657

Net Assets	$43,880,570	$140,724,368

Net Assets consist of:
Capital	$66,903,298	$152,051,334
Accumulated net investment income (loss)	2,412,683	(1,064,634)
Accumulated net realized gains (losses) on investments	(25,295,039)	(10,816,846)
Net unrealized appreciation (depreciation) on investments	(140,372)	554,514

Net Assets	$43,880,570	$140,724,368

Net Assets:
Investor Class	$33,932,699	$137,282,560
Service Class	8,996,675	3,440,280
Class A	951,196	1,528
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Investor Class	1,378,764	5,972,158
Service Class	363,340	155,434
Class A	37,888	65
Net Asset Value (redemption price per share):
Investor Class	$24.61	$22.99
Service Class	24.76	22.13
Class A(b)	25.11	23.63	(c)
Maximum Sales Charge:
Class A	4.75%	4.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Investor Class	$24.61	$22.99
Service Class	24.76	22.13
Class A	26.36	24.81	(c)

(a)	Amount is less than $0.50.
(b)	Redemption price per share may vary for certain purchases of Class A shares that are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months.
(c)	Net asset value is calculated using unrounded net assets of $1,528.36 divided by the unrounded shares outstanding of 64.68.

See accompanying notes to the financial statements.

ACCESS ONE TRUST
For the year ended October 31, 2009

Statements of Operations

	Access Flex	Access Flex
	High Yield	Bear High Yield
	Fund	Fund

Investment Income:
Interest	$1,110,739	$40,630

Expenses:
Advisory fees	940,578	335,972
Management services fees	188,116	67,195
Administration fees	58,184	22,067
Distribution and services fees—Service Class	72,252	81,643
Distribution and services fees—Class A	1,987	3
Transfer agency fees	82,286	32,626
Administrative services fees	325,483	87,003
Registration and filing fees	61,609	60,299
Custody fees	16,278	9,312
Fund accounting fees	104,135	35,559
Trustee fees	1,619	840
Compliance services fees	4,435	1,186
Service fees	30,660	10,679
Legal fees	84,187	103,876
Other fees	97,129	52,643

Total Net Expenses	2,068,938	900,903

Net Investment Income (Loss)	(958,199)	(860,273)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(11,441,011)	1,909,993
Net realized gains (losses) on futures contracts	(2,749,169)	(3,062,337)
Net realized gains (losses) on swap agreements	12,299,698	(7,539,446)
Change in net unrealized appreciation/depreciation on investments	(294,760)	185,536

Net Realized and Unrealized Gains (Losses) on Investments	(2,185,242)	(8,506,254)

Change in Net Assets Resulting From Operations	$(3,143,441)	$(9,366,527)

See accompanying notes to the financial statements.

ACCESS ONE TRUST

Statements of Changes in Net Assets

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

From Investment Activities:
Operations:
Net investment income (loss)	$(958,199)	$585,302	$(860,273)	$1,218,814
Net realized gains (losses) on investments	(1,890,482)	(6,744,892)	(8,691,790)	2,967,963
Change in net unrealized appreciation/depreciation on investments	(294,760)	602,514	185,536	(1,144,658)

Change in net assets resulting from operations	(3,143,441)	(5,557,076)	(9,366,527)	3,042,119

Distributions to Shareholders From:
Net investment income
Investor Class	—	(546,233)	—	(1,195,981)
Service Class	—	(38,485)	—	(22,833)
Class A	—	(584)	—	—
In excess of net investment income
Investor Class	(11,894,344)	(911,727)	—	(2,867,232)
Service Class	(314,681)	(64,237)	—	(54,740)
Class A	(51,271)	(972)	—	—

Change in net assets resulting from distributions	(12,260,296)	(1,562,238)	—	(4,140,786)

Change in net assets resulting from capital transactions	38,680,313	(4,931,907)	98,433,792	(89,419,251)

Change in net assets	23,276,576	(12,051,221)	89,067,265	(90,517,918)
Net Assets:
Beginning of period	20,603,994	32,655,215	51,657,103	142,175,021

End of period	$43,880,570	$20,603,994	$140,724,368	$51,657,103

Accumulated net investment income (loss)	$2,412,683	$1,981,854	$(1,064,634)	$(272,542)

Capital Transactions:
Investor Class
Proceeds from shares issued	$1,608,075,830	$787,704,718	$578,136,184	$666,395,247
Dividends reinvested	11,020,040	1,330,224	—	3,332,416
Value of shares redeemed	(1,588,466,235)	(788,283,254)	(483,813,658)	(747,721,049)
Service Class
Proceeds from shares issued	62,438,400	19,491,329	49,898,850	17,245,276
Dividends reinvested	313,556	102,392	—	62,928
Value of shares redeemed	(55,656,236)	(23,216,047)	(45,787,584)	(28,740,705)
Class A
Proceeds from shares issued	2,662,866	1,929,288	—	2,549,140
Dividends reinvested	50,616	1,556	—	—
Value of shares redeemed	(1,758,524)	(3,992,113)	—	(2,542,504)

Change in net assets resulting from capital transactions	$38,680,313	$(4,931,907)	$98,433,792	$(89,419,251)

Share Transactions:
Investor Class
Issued	72,672,753	28,327,974	21,842,545	24,547,676
Reinvested	482,219	49,467	—	126,085
Redeemed	(72,568,622)	(28,447,445)	(17,615,587)	(27,633,209)
Service Class
Issued	2,789,735	695,319	1,870,443	649,341
Reinvested	13,643	3,896	—	2,428
Redeemed	(2,508,367)	(830,010)	(1,780,089)	(1,073,387)
Class A
Issued	120,583	66,819	—	91,783
Reinvested	2,166	59	—	—
Redeemed	(85,564)	(140,288)	—	(91,783)

Change in shares	918,546	(274,209)	4,317,312	(3,381,066)

See accompanying notes to the financial statements.

ACCESS ONE TRUST

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)

Access Flex High Yield Fund

Investor Class
Year Ended October 31, 2009	$23.91	(0.16)	2.80 (d)	2.64	—	(1.94)	—	—	(1.94)	$24.61	12.13	%(e)	1.59%	1.59%	(0.71)%	$ 33,933	2,367%
Year Ended October 31, 2008	$28.74	0.35	(2.50)	(2.15)	(1.00)	(1.68)	—	—	(2.68)	$23.91	(8.05)%		1.59%	1.59%(f)	1.24%	$ 18,944	3,080%
Year Ended October 31, 2007	$28.66	0.90	0.69	1.59	(0.88)	(0.63)	—	—	(1.51)	$28.74	5.65%		1.52%	1.52%	3.12%	$ 24,785	1,757%
Year Ended October 31, 2006	$29.37	0.80	2.03	2.83	(1.41)	(1.64)	(0.02)	(0.47)	(3.54)	$28.66	10.30%		1.72%	1.72%	2.80%	$ 66,787	1,900%
December 17, 2004 through October 31, 2005(g),(h)	$30.00	0.42	(0.06)	0.36	(0.99)	—	—	—	(0.99)	$29.37	1.30	%(i)	2.86%	1.95%	1.63%	$ 22,023	2,542	%(i)
Service Class
Year Ended October 31, 2009	$24.04	(0.38)	2.82 (d)	2.44	—	(1.72)	—	—	(1.72)	$24.76	11.04	%(e)	2.59%	2.59%	(1.71)%	$ 8,997	2,367%
Year Ended October 31, 2008	$28.74	0.07	(2.51)	(2.44)	(0.85)	(1.41)	—	—	(2.26)	$24.04	(8.96)%		2.59%	2.59%(f)	0.24%	$ 1,643	3,080%
Year Ended October 31, 2007	$28.72	0.61	0.69	1.30	(0.75)	(0.53)	—	—	(1.28)	$28.74	4.62%		2.52%	2.52%	2.12%	$ 5,723	1,757%
Year Ended October 31, 2006	$29.27	0.51	2.22	2.73	(1.28)	(1.51)	(0.02)	(0.47)	(3.28)	$28.72	9.99%		2.72%	2.72%	1.80%	$ 9,363	1,900%
December 17, 2004 through October 31, 2005(g),(h)	$30.00	0.16	(0.14)	0.02	(0.75)	—	—	—	(0.75)	$29.27	0.13	%(i)	3.86%	2.95%	0.63%	$ 294	2,542	%(i)
Class A
Year Ended October 31, 2009	$24.34	(0.21)	2.87 (d)	2.66	—	(1.89)	—	—	(1.89)	$25.11	11.89	%(e)	1.83%	1.83%	(0.95)%	$ 951	2,367%
Year Ended October 31, 2008	$28.96	0.28	(2.54)	(2.26)	(0.89)	(1.47)	—	—	(2.36)	$24.34	(8.26)%		1.84%	1.84%(f)	0.99%	$ 17	3,080%
Year Ended October 31, 2007	$28.90	0.83	0.68	1.51	(0.84)	(0.61)	—	—	(1.45)	$28.96	5.32%		1.77%	1.77%	2.87%	$ 2,147	1,757%
July 3, 2006 through October 31, 2006(h)	$28.25	0.77	1.07	1.84	(0.55)	(0.62)	(0.02)	—	(1.19)	$28.90	6.58	%(i)	1.97%	1.97%	2.55%	$ 4,976	1,900	%(i)

Access Flex Bear High Yield Fund

Investor Class
Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—	—	$22.99	(19.50	)%(e)	1.83%	1.83%	(1.74)%	$137,283	—
Year Ended October 31, 2008	$27.45	0.33	1.81	2.14	(0.30)	(0.73)	—	—	(1.03)	$28.56	8.11%		1.54%	1.54%	1.24%	$ 49,847	—
Year Ended October 31, 2007	$27.33	1.02	(0.90)	0.12	—	—	—	—	—	$27.45	0.44%		1.43%	1.43%	3.70%	$129,159	—
Year Ended October 31, 2006	$28.75	0.90	(2.32)	(1.42)	—	—	—	—	—	$27.33	(4.94)%		1.57%	1.57%	3.18%	$ 87,950	—
April 27, 2005 through October 31, 2005(h)	$30.00	0.24	(1.49)	(1.25)	—	—	—	—	—	$28.75	(4.17	)%(i)	1.92%	1.92%	1.61%	$244,904	—
Service Class
Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—	—	$22.13	(20.30	)%(e)	2.83%	2.83%	(2.74)%	$ 3,440	—
Year Ended October 31, 2008	$26.74	0.07	1.77	1.84	(0.24)	(0.56)	—	—	(0.80)	$27.78	7.09%		2.54%	2.54%	0.24%	$ 1,808	—
Year Ended October 31, 2007	$26.88	0.75	(0.89)	(0.14)	—	—	—	—	—	$26.74	(0.52)%		2.43%	2.43%	2.70%	$ 13,015	—
Year Ended October 31, 2006	$28.57	0.62	(2.31)	(1.69)	—	—	—	—	—	$26.88	(5.92)%		2.57%	2.57%	2.18%	$ 11,458	—
April 27, 2005 through October 31, 2005(h)	$30.00	0.09	(1.52)	(1.43)	—	—	—	—	—	$28.57	(4.77	)%(i)	2.92%	2.92%	0.61%	$ 5,318	—
Class A
Year Ended October 31, 2009	$29.41	(0.52)	(5.26)	(5.78)	—	—	—	—	—	$23.63	(19.65	)%(e)	2.02%	2.02%	(1.93)%	$ 2	—
Year Ended October 31, 2008	$27.27	0.26	1.88	2.14	—	—	—	—	—	$29.41	7.85%		1.79%	1.79%	0.99%	$ 2	—
Year Ended October 31, 2007	$27.20	0.95	(0.88)	0.07	—	—	—	—	—	$27.27	0.26%		1.68%	1.68%	3.45%	$ 2	—
Year Ended October 31, 2006	$28.73	0.83	(2.36)	(1.53)	—	—	—	—	—	$27.20	(5.53)%		1.82%	1.82%	2.93%	$ 185	—
September 8, 2005 through October 31, 2005(h)	$28.71	0.06	(0.04)	0.02	—	—	—	—	—	$28.73	0.07	%(i)	2.19%	2.19%	1.40%	$ 1,001	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	The total return has been calculated assuming the full realization of the amounts owed to the Funds in connection with outstanding swap agreements due from the Potential Bankruptcy Paying Parties related to a Lehman credit event on September 15, 2008. Such amounts will ultimately be recovered from the Potential Bankruptcy Paying Parties or from the Advisor pursuant to a Receivables Agreement with the Funds. Based on management’s estimate of the recoverable amount from the Potential Bankruptcy Paying Agents as of October 31, 2009, the total return is 0.02% and 0.44% higher than it would have been without the Advisor’s agreement to reimburse the Access Flex High Yield Fund and Access Flex Bear High Yield Fund, respectively.
(f)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.58%, 2.58% and 1.83% for the Investor Class, Service Class and Class A shares, respectively, for the year ended October 31, 2008.
(g)	There was no significant income earned or expenses incurred from the date of initial capitalization (December 15, 2004) to the date of public offering (December 17, 2004).
(h)	Commencement of operations
(i)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

ACCESS ONE TRUST

Notes to Financial Statements
October 31, 2009

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the portfolios of the Trust included in this report (collectively, the “Funds” and individually a “Fund”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. Each Fund offers three classes of shares: Investor Class, Service Class and Class A.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates. Management has evaluated events and transactions through December 24, 2009, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

ACCESS ONE TRUST

Notes to Financial Statements (continued)
October 31, 2009

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of the valuations as of October 31, 2009, based upon the three levels defined above, is included in each Fund’s Schedule of Portfolio Investments.

Repurchase Agreements

The Funds will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds is monitored by the Advisor. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Short Sales

The Funds may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend and is shown as an expense in the statement of operations and included in the expense ratio, as applicable. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of October 31, 2009, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of October 31, 2009, the Funds did not hold any when-issued or delayed-delivery securities.

Derivative Instruments

Each Fund maintains exposure to the high yield market, regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. Each Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and bond swap agreements and futures contracts.

All open derivative positions at period end are reflected on each respective Fund’s Schedule of Portfolio Investments, and the volume of these open positions relative to each Fund’s net assets is generally representative of the volume of open positions throughout the reporting period. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond

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Notes to Financial Statements (continued)
October 31, 2009

futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statements of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. As of October 31, 2009, the Funds did not hold any options.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swaps (“CDSs”) and bond swap agreements, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under the swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

A bond swap agreement is a bilateral agreement where one party (payer) agrees to pay the other (receiver) the return on a specified bond in exchange for a fixed or floating rate of return. The swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to, as applicable, an asset without owning or shorting the underlying asset, as applicable. The receiver is entitled to the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

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Notes to Financial Statements (continued)
October 31, 2009

Bond swap agreements do not involve the delivery of securities or other underlying instruments. The net amount, whether positive or negative, of a Fund’s obligations over its entitlements with respect to each swap agreement is accrued on a daily basis and, in the case that a Fund has a net obligation, an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund’s custodian. When a Fund is a return receiver, the net amount of the gain or loss on the notional amount plus interest associated with the reference asset less the interest owed on the notional amount are recorded as “unrealized gain or loss on bond swap agreements” until the swap agreement is settled in cash. When the Fund is a payer of the return, the Fund pays the return of the bond plus related interest and receives interest on the notional amount outstanding. These amounts are netted to determine the value of the swap agreement. When cash is exchanged, which is generally no later than monthly, the net gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The Trust, on behalf of a Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements and interest rate risk related to bond swap agreements) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure each Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. A Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of October 31, 2009:

		Asset Derivatives		Liability Derivatives

		Statements of		Statements of
Primary Risk		Assets and	Total Fair	Assets and	Total Fair
Exposure	Fund	Liabilities Location	Value*	Liabilities Location	Value*

Credit Contracts	Access Flex High	Unrealized gain on		Unrealized loss on
	Yield Fund	credit default	$–	credit default	$390,231
	Access Flex Bear	swap agreements		swap agreements
	High Yield Fund		1,064,635		–
Interest Rate Contracts	Access Flex High	Variation margin on		Variation margin on
	Yield Fund	futures contracts	139,199	futures contracts	–
	Access Flex Bear
	High Yield Fund		–		510,121

*
Total Fair Value is presented by Primary Risk Exposure. For swap agreements, such amounts represent the unrealized gain (for asset derivatives) or loss (for liability derivatives). For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Variation Margin on Futures Contracts.

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Notes to Financial Statements (continued)
October 31, 2009

The following is the effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2009:

			Realized Gain	Change in Unrealized
			(Loss) on	Appreciation
		Location of Gain (Loss)	Derivatives	(Depreciation) on
		on Derivatives	Recognized	Derivatives Recognized
Primary Risk Exposure	Fund	Recognized in Income	in Income	in Income

Credit Contracts	Access Flex High Yield Fund	Net realized gains (losses) on	$12,299,698	$(530,675)
		swap agreements/change in
	Access Flex Bear High Yield	net unrealized appreciation/
	Fund	depreciation on investments	(7,539,446)	792,093
Interest Rate Contracts	Access Flex High Yield Fund	Net realized gains (losses) on	(2,749,169)	130,334
		futures contracts/change in
	Access Flex Bear High Yield	net unrealized appreciation/
	Fund	depreciation on investments	(3,062,337)	(606,557)

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the Funds included in this report, the Advisor serves as the investment advisor for each additional active Funds in the Access One, ProFunds and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate) not included in this report.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the Access One, ProFunds and ProShares Trusts are allocated across the Access One, ProFunds and ProShares Trusts based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. The Funds have a tax year end of October 31st.

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Notes to Financial Statements (continued)
October 31, 2009

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

3.	Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for distribution-related activities and/or shareholder services with respect to Service Class shares.

Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of each Fund’s average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

The Distributor did not receive any commissions from the sale of Class A Shares of the Funds during the fiscal year ended October 31, 2009.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Prior to January 1, 2009, the Trust, together with the ProFunds and ProShares Trusts, paid each Independent Trustee compensation for his services as Trustee at the annual rate of $108,000. Independent Trustees also received $5,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $2,000 for attending each telephonic meeting. Effective January 1, 2009, the Trust, together with the ProFunds and ProShares Trusts, will pay each Independent Trustee compensation for his services as

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Notes to Financial Statements (continued)
October 31, 2009

Trustee at the annual rate of $133,500. Independent Trustees will also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $165,250 ($330,500 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended October 31, 2009. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses as follows:

	For the Period			For the Period
	February 28, 2009			February 29, 2008
	Through			Through
	February 28, 2010			February 28, 2009

	Investor	Service		Investor	Service
	Class	Class	Class A	Class	Class	Class A

Access Flex High Yield Fund	1.95%	2.95%	2.20%	1.95%	2.95%	2.20%
Access Flex Bear High Yield Fund	1.95%	2.95%	2.20%	1.95%	2.95%	2.20%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2009, there are no amounts that may potentially be repaid by the Access One Trust pursuant to this agreement.

4.	Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2009 were as follows:

	Purchases	Sales

Access Flex High Yield Fund	$1,190,566,027	$1,179,335,493

5.	Investment Risks

Counterparty Risk

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, the Funds might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with the total return of the high yield market.

Underlying Risk

The Funds are subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North American High Yield Swap Index, even if a Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

Please refer to the Prospectus and the Statement of Additional Information for additional description of risks associated with the Funds.

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Notes to Financial Statements (continued)
October 31, 2009

6.	Federal Income Tax Information

As of the tax year end of October 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2013	Expires 2014	Expires 2015	Expires 2016	Expires 2017	Total

Access Flex High Yield Fund	$363,561	$16,357	$–	$9,366,450	$15,409,474	$25,155,842
Access Flex Bear High Yield Fund	–	587,380	4,497,020	–	6,242,566	11,326,966

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below were as follows:

				Total
	Ordinary	Net Long-Term	Total Taxable	Distributions
	Income	Gains	Distributions	Paid

October 31, 2009
Access Flex High Yield Fund	$12,260,296	$–	$12,260,296	$12,260,296

				Total
	Ordinary	Net Long-Term	Total Taxable	Distributions
	Income	Gains	Distributions	Paid

October 31, 2008
Access Flex High Yield Fund	$1,562,238	$–	$1,562,238	$1,562,238
Access Flex Bear High Yield Fund	4,140,786	–	4,140,786	4,140,786

As of the tax year end of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

Access Flex High Yield Fund	$2,022,304	$–	$–	$(25,155,842)	$110,810	$(23,022,728)
Access Flex Bear High Yield Fund	–	–	–	(11,326,966)	–	(11,326,966)

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net
		Tax	Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access Flex High Yield Fund	$91,584,598	$110,660	$–	$110,660
Access Flex Bear High Yield Fund	133,374,000	–	–	–

7.	Credit Event

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

To the extent Lehman, the Securities Investor Protection Corporation (“SIPC”) and/or any clearing agency (the “Potential Bankruptcy Paying Parties”) fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Management, on behalf of the Funds, is pursuing collecting the full amounts directly from the Potential Bankruptcy Paying Parties. The amounts that will be collected from the Potential Bankruptcy Paying Parties is currently unknown, however, management’s estimate of these amounts are approximately $3,410 and $312,000 as of October 31, 2009 for the Access Flex High Yield Fund and Access Flex Bear High Yield Fund, respectively. The estimate of the amounts to be collected from the Potential Bankruptcy Paying Parties may differ significantly from the amounts ultimately received, however any shortfall in payments from the Potential Bankruptcy Paying Parties will be paid by the Advisor in support of the full carrying value of these outstanding receivables on the Funds’ financial statements. Further, management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Bankruptcy Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement balances due from Lehman are included in “Receivable from closed swap positions, including Receivables Agreement with Advisor”, and the outstanding swap agreement balances due to Lehman are included in “Payable for closed swap positions” on the Statements of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Access One Trust:

We have audited the accompanying statements of assets and liabilities of Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust (“the Funds”), including the schedules of portfolio investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 24, 2009

ACCESS ONE TRUST

Board Approval of Investment Advisory Agreements (unaudited)
October 31, 2009

At a meeting held on September 10, 2009, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to its deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Quality and Extent of the Advisor’s Services

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same

ACCESS ONE TRUST

Board Approval of Investment Advisory Agreements (continued) (unaudited)
October 31, 2009

Lipper category as each Fund. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 6-month, 1-year, 3-year and since inception periods ended June 30, 2009. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3 and 6-month periods and the 1, 3 and 5-year periods ended June 30, 2009. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect, or “fall-out,” benefits, if any, that the Advisor derived from its relationship to the Funds. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor (“PDI”), earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

ACCESS ONE TRUST

Other Information (unaudited)

On December 16, 2009, the Board of Trustees of the Access One Trust (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain Ernst & Young LLP (“E&Y”) and approved a change of the Trust’s independent registered public accounting firm to KPMG LLP (“KPMG”) for the public Access One Funds of the Trust for the fiscal year ending October 31, 2010. For the fiscal years ended October 31, 2009 and October 31, 2008, E&Y’s audit reports concerning the public Access One Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2009 and October 31, 2008, and through December 24, 2009, there were no disagreements between the public Access One Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

ACCESS ONE TRUST

Trustees and Officers
(unaudited)

Number of
Operational
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorship
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee*	Trustee

Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112); Access One Trust (3); ProShares Trust (78)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (August 2009 to Present); AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to August 2009).	ProFunds (112); Access One Trust (3); ProShares Trust (78)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (78)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC, and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Executive Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (May 1997 to present); ProShare Advisor LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

ACCESS ONE TRUST

Trustees and Officers (continued)
(unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; December 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer, ProShare Advisors LLC (December 2004 to present); Chief Compliance Officer of the Distributor (March 2008 to present).

Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present.	General Counsel of the Advisor and ProShare Capital Management LLC (April 2009 to present); Managing Director Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinate; December 2008 to present.	Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present.	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc., since 2006 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1993.

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc., (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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        P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 1-888-776-3637
Institutions and Financial Professionals Only: 1-888-776-5717
Website Address: www.accesshighyield.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at http://www.profunds.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at http://www.profunds.com; and (iii) on the Commission’s website at http://www.sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRO1009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2008 $41,300 2009 $42,300

(b)	2008 $7,700 2009 $5,800

The fees for both years relate to the review of the semi-annual report to shareholders.

(c)	2007 $8,800 2009 $9,000

Fees for both years relate to the preparation of the registrant’s tax returns.

(d)	2008 $0 2009 $0

(e)(1)       The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2008 0% 2009 0%

(f) Not applicable.

(g)	2008 $16,500 2009 $14,800

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

     SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	January 7, 2010

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	January 7, 2010

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	January 7, 2010

* Print the name and title of each signing officer under his or her signature.